UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-22533

Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2013

LETTER TO SHAREHOLDERS

June 18, 2013

Dear Fellow Shareholders:

We are pleased to present this semi-annual report, showing that Duff & Phelps Global Utility Income Fund Inc. (“DPG” or the “Fund”) has continued to pursue strategies designed to achieve the Fund’s investment objective to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation.

In the six months since our last letter, we have experienced a turnaround in equity markets around the world. The fourth quarter of 2012 was particularly difficult for the income-producing sectors in which the Fund is invested. However, thus far in 2013, our sectors have rebounded and the broader markets in the U.S. have reached many new all-time highs.

Throughout the downs and ups of world markets, we have strived to maintain our focus on investments with strong fundamentals, which we believe will be a foundation for companies’ ability to support dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive, lower volatility investment.

Performance Review: Consistent with the income orientation that is a primary component of the Fund’s objective, in February 2013, the Fund’s Board of Directors declared a quarterly dividend of 35 cents per share of common stock, which was paid on March 28, 2013. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 7.00% of the April 30, 2013 closing price of $20.00 per share. The Fund’s distributions include a return of capital due primarily to its investments in master limited partnerships (“MLPs”).

On a net asset value (“NAV”) basis, the Fund’s annualized total return (income plus change in the net asset value of the portfolio) was 16.15% from the inception date of July 29, 2011, through April 30, 2013, outperforming the Composite Index, which had an 11.07% annualized total return. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of 7.75%, below the 11.07% return of the Composite Index for the period from inception through April 30, 2013. For the 12-month period ended April 30, 2013, the Fund’s NAV total return was 20.77%, the market price total return was 15.40%, and the broader S&P 500 Index displayed a total return of 16.89%.

The table below compares the performance of the Fund to various market indices.

Total Returns[1] For the periods indicated through April 30, 2013
	Six months ended	Twelve months ended	From inception 7/29/11 (annualized)
DPG Market Price[2]	13.1%	15.4%	7.8%
DPG Net Asset Value[2]	16.4%	20.8%	16.2%
Composite Index[3]	13.1%	18.0%	11.1%
MSCI U.S. Utilities Index	9.9%	15.0%	14.6%
MSCI World ex U.S. Utilities Index	9.6%	10.5%	(2.3)%
MSCI World Telecom Services Index	14.6%	21.2%	8.9%
Alerian MLP Index	16.1%	21.5%	21.0%
S&P 500 Index	14.4%	16.9%	15.4%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values. Source: Administrator of the Fund.
[3]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. Indices are unmanaged, their returns do not reflect any fees, expenses or sales charges, and they are not available for direct investment. Source: Index returns were obtained from MSCI, Alerian and Bloomberg.

Market and Fund Update: The broad equity markets were relatively weak in the fourth quarter of 2012, but the income-generating sectors in which the Fund is invested were particularly hard hit. There were undoubtedly many reasons for the poor performance of dividend-paying stocks in the fourth quarter of 2012, but we believe one obvious factor was investor uncertainty surrounding the tax treatment of dividend income and capital gains in 2013 and beyond. Internationally, continued concerns regarding the economic health of various regions also weighed on the markets.

Once tax legislation passed early in 2013 and the uncertainty regarding the dividend and capital gains tax rates was laid to rest, the Fund’s income-generating sectors staged a pronounced rally, driving excellent performance in the Fund’s holdings. Moreover, economic data have suggested a continuation of the economic expansion here in the United States, supported by accommodative Federal Reserve policy. Overseas, central banks also appear to be willing to do what is necessary to support economic growth and, in turn, financial markets.

After growing 2.2% in real terms in 2012, the U.S. economy expanded at a 2.4% annual rate in the first quarter of this year, according to the advance estimate of the Bureau of Economic Analysis. Personal consumption and business investment were the driving forces behind the improvement in early 2013. Other indicators of domestic economic health show that the employment picture is improving gradually and inflation expectations appear to be well contained. We believe economic growth is likely to remain slower than in past recoveries, due in part to the ongoing efforts to shrink the federal deficit. In addition, we fully expect market volatility to result from time to time, as investors react to comments made by members of the Federal Open Market Committee or regional Federal Reserve Bank presidents for clues as to when quantitative easing may or may not be tapered off. That being said, the Federal Reserve has indicated that its accommodative stance will remain in place until indicators are at levels that suggest a self-sustaining economic expansion.

On the international side, too, central banks have expressed their willingness to essentially “do what it takes” to support the economic and financial environment. The head of the European Central Bank has communicated the intention to manage policy to reverse the recession-like conditions currently being experienced in many countries. In Japan, where the economy has been lackluster for decades, the central bank has commenced an aggressive quantitative easing policy with the hope of kick starting better economic growth.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain a very attractive prospect for investors desiring income. As of April 30, 2013, the Fund’s distributions were 7.00% in terms of market price and 6.41% in terms of NAV, which is attractive compared to the Composite Index’s yield of 4.74%. In addition, the Fund’s distributions, which include a return of capital due to investments in MLPs, compare favorably to the April 30, 2013 yields of 10-year Treasury securities, at 1.70%, and the S&P 500, at 2.15%.

The Fund’s geographic and sector investment allocations as of April 30, 2013, are shown in the pie charts later in this report. Geographically, about 48% of the Fund’s assets are invested internationally. Also as of April 30, 2013, sector allocations were 35% in telecommunication services; 36% in electric, gas and water; and 28% in oil and gas storage and transportation (i.e. midstream energy).

In the U.S., electric, gas and water utilities tended to underperform relative to the broader market during the Fund’s fiscal year to date. As noted above, the sector particularly suffered in late 2012, due to investors’ uncertainty regarding the future tax treatment for dividends and capital gains after the then-current tax provisions expired at year end. With the predictability of tax rates restored by legislation passed early in 2013, domestic electric, gas, and water stocks recovered their losses and continued to make gains as the year progressed.

We believe utility equity prices will continue to receive support from investors seeking yield in an environment of low interest rates on alternative investments. Overall utility demand continues to grow slowly, but some companies have reported an increase in demand, reflecting healthier local housing markets. Over the remainder of the decade, we expect that utility earnings should benefit from returns on capital spending for federally-mandated environmental equipment upgrades and new gas-fired or renewable electric generation as coal-fired generation is taken out of service.

Internationally, European electric, gas and water utilities had been impacted negatively by the ongoing economic uncertainty, particularly in countries on the southern periphery of the continent. Recently, however, European utility equity prices have performed better, perhaps reflecting hopefulness that central bank policy will be successful in turning the corner on economic growth. Despite that “macro” optimism, we continue to be very cautious regarding European utilities, as we believe company fundamentals and regulatory treatment are not yet favorable for growth. Other regions to which the Fund has utility exposure are the U.K. and Australia. In the U.K., the electric regulatory agency and affected companies have developed what we believe is a constructive policy for the next planning period. Our U.K. investments have continued to perform well. In Australia, we continue to believe company fundamentals and the regulatory environment are favorable.

In the fourth quarter of 2012, U.S. telecommunications stocks lagged even more than electric, gas, and water stocks, but then recovered more in the first quarter of 2013. As with the electric, gas, and water sectors, we attribute most of these movements first to the uncertainty surrounding taxes at the end of 2012, followed in 2013 by tax certainty and a general movement of investors toward defensive, yield-oriented sectors.

Underneath this performance, U.S. telcos were a story of haves and have nots. Smaller, regional wireline companies (“RLECs”) were hit hard following the surprise decision by one of their peers, CenturyLink, to cut its dividend. Despite this cut, the RLECs continue to account for 3 of the 6 companies with the highest yields in the S&P 500 Index at the end of April. The former “Bell” companies, AT&T and Verizon, did well as their wireless businesses demonstrated good growth.

In Europe, telecommunications stocks in the fourth quarter were hit even harder than in the U.S., and they only partly recovered in the first quarter of 2013. Investors are trying to derive optimism from a hoped-for better regulatory environment and a tapering off of regulator-mandated revenue cuts. The EU Commissioner for Digital Agenda, Neelie Kroes, is due to propose new regulations in July or August, but the earliest any changes would be implemented would be May 2014. We remain focused on individual names with improving fundamentals in better-situated economies.

Telecommunications stocks in Australia and New Zealand continue to be driven by regulatory developments. They have also been hit by recent currency weakness and fears over the impact of a Chinese economic slowdown on the island economies. While these developments bear watching, the stocks have performed well year-to-date.

Energy MLPs have outperformed the broader equity markets since the Fund’s inception, over the past twelve months, and on a fiscal year-to-date basis. MLPs have rebounded sharply after the year-end fiscal cliff/tax uncertainty, and much of the outperformance year-to-date is attributable to a return to a more balanced, but still attractive, risk/reward profile. Fund flows and equity issuance remain robust with the MLP sector (including C-corps) reaching $600 billion in aggregate market value, a total market capitalization comparable in size to the U.S. real estate investment trust (“REIT”) sector. Announced organic growth projects, led by investment in crude oil and natural gas liquids (“NGL”) midstream infrastructure, are expected to meet or exceed $29 billion in 2013, the highest level on record. Capital markets and credit agencies remain positive, and drilling activity and mergers and acquisitions have not shown signs of slowing. Announced acquisitions involving MLPs have reached $20 billion so far in 2013, on pace to top the previous high-water-mark of $39 billion reached in 2011.

On a medium- to long-term basis, we remain optimistic about relative valuation of MLPs versus other yield-focused investments due to the surge in investment in energy infrastructure in the U.S. shale boom areas—Marcellus/Utica, Permian, Mississippi Lime, Eagle Ford, and Bakken. Demand from power generation, petrochemical production, and exports of liquified petroleum gas and liquified natural gas should begin to catch up with supply in a meaningful way within the next two to three years, further driving the necessary infrastructure expansion. Equity issuance, NGL (e.g., ethane) oversupply, and narrowing crude differentials may create episodes of short-term volatility in certain companies exposed to these effects, but we would consider a significant downward movement in price as a buying opportunity in the near term.

Board of Directors Meeting: At the regular May 9, 2013 meeting of the Fund’s Board of Directors, the Board declared a quarterly distribution of 35 cents per share to holders of record of Common Stock on June 17, 2013, with the distribution to be payable on June 28, 2013.

On the basis of U.S. generally accepted accounting principles (“GAAP”), the Fund expects portions of the distribution to be attributable to both net investment income and return of capital. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis. The tax treatment of the Fund’s distributions may differ from the GAAP treatment.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Future distributions are subject to Board of Directors approval. In determining our quarterly distribution to common stockholders, the Fund’s Board of Directors considers a number of factors that include, but are not limited to:

•	Income from portfolio investments including cash dividends, cash distributions from MLPs, and net premium earned from the sale of covered calls, less operating expenses generated in the current quarter;
•	expected income over the next twelve months;
•	realized gains in the portfolio; and
•	market conditions.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).
•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2013, the Fund’s leverage consisted of $260 million of debt, which represented approximately 24% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses)

associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2013

(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—129.8%

	¢ ELECTRIC, GAS AND WATER—47.2%
19,500,000	DUET Group (Australia)	$49,730,458
531,333	Duke Energy Corp.	39,956,242
1,384,000	GDF Suez (France)	29,709,349
587,000	Integrys Energy Group, Inc.	36,135,720
4,537,000	National Grid plc (United Kingdom)	57,754,656
1,570,000	Pepco Holdings, Inc.	35,482,000
1,045,000	PPL Corp.	34,882,100
1,362,000	Scottish & Southern Energy plc (United Kingdom)	32,940,864
3,045,000	United Utilities Group plc (United Kingdom)	35,025,281
1,136,000	Westar Energy, Inc.	39,714,560

		391,331,230

	¢ OIL & GAS STORAGE AND TRANSPORTATION—36.3%
520,300	Access Midstream Partners LP	21,472,781
4,287,455	APA Group (Australia)	28,935,654
310,700	Buckeye Partners LP	19,195,046
413,770	Copano Energy LLC	16,629,416
247,184	DCP Midstream Partners LP	12,141,678
688,861	Enbridge Energy Partners LP	20,528,058
536,346	Energy Transfer Partners LP(a)	26,704,668
401,400	Enterprise Products Partners LP	24,344,910
280,500	Genesis Energy LP	13,483,635
99,000	Kinder Morgan Energy Partners LP	8,756,550
326,500	MarkWest Energy Partners LP	20,634,800
502,465	Targa Resources Partners LP	22,811,911
353,834	TC Pipelines LP	16,630,198

Shares	Description	Value (Note 2)

439,820	Teekay LNG Partners LP (Marshall Islands)	$18,336,096
384,919	Teekay Offshore Partners LP (Marshall Islands)(a)	11,693,839
339,600	Williams Partners LP	18,559,140

		300,858,380

	¢ TELECOMMUNICATIONS—46.3%
930,000	AT&T, Inc.(a)	34,837,800
1,080,000	CenturyLink, Inc.(a)	40,575,600
7,315,000	Chorus Ltd. (New Zealand)	17,242,599
3,254,000	Deutsche Telekom AG Registered Shares (Germany)	38,491,075
4,870,000	Frontier Communications Corp.	20,259,200
16,500,000	Singapore Telecommunications Ltd. (Singapore)	52,646,748
5,382,000	TDC A/S (Denmark)	43,656,081
6,075,000	Telecom Corporation of New Zealand Ltd. (New Zealand)	13,564,685
13,070,000	Telstra Corp., Ltd. (Australia)	67,477,296
8,767,000	Vodafone Group plc (United Kingdom)	26,718,943
3,340,000	Windstream Corp.	28,456,800

		383,926,827

	Total Common Stocks & MLP Interests (Cost $905,733,852)	1,076,116,437

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

Shares	Description	Value (Note 2)
SHORT-TERM INVESTMENTS—1.6%

	¢ MONEY MARKET MUTUAL FUND—1.6%
13,015,672	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.12%)	$13,015,672

	Total Short-term Investments (Cost $13,015,672)	13,015,672

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—131.4% (Cost $918,749,524)		$1,089,132,109

Contracts
WRITTEN OPTIONS—(0.3)%

	¢ CALL OPTIONS—(0.3)%
9,300	AT&T, Inc. Expiration 7/20/13	(688,200)
10,800	CenturyLink, Inc. Expiration 7/20/13	(1,350,000)
566	Energy Transfer Partners LP Expiration 6/22/13	(56,600)
1,130	Energy Transfer Partners LP Expiration 6/22/13	(50,850)
1,100	Teekay Offshore Partners LP Expiration 8/17/13	(137,500)

	Total Written Options (Premiums received $789,971)	(2,283,150)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—131.1% (Cost $917,959,553)		$1,086,848,959

Borrowings—(31.4)%		(260,000,000)
Other assets in excess of other liabilities—0.2%		1,965,837

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$828,814,796

(a) All or a portion segregated as collateral for written options under an escrow receipt.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2013

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2013.

Level 1
Common stocks & MLP interests	$1,076,116,437
Money market mutual fund	13,015,672
Written options	(2,283,150)

Total	$1,086,848,959

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

April 30, 2013

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock and include securities pledged as collateral under the Fund’s credit agreement.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013

(Unaudited)

ASSETS:
Investments at value (cost $918,749,524)	$1,089,132,109
Foreign currency at value (cost $1,039,213)	1,038,078
Receivables:
Investment securities sold	1,790,388
Dividends	1,878,703
Tax reclaims	262,678
Prepaid expenses	18,289

Total assets	1,094,120,245

LIABILITIES:
Borrowings (Note 7)	260,000,000
Written call options at value (premiums received $789,971) (Note 5)	2,283,150
Payable for securities purchased	2,135,953
Investment advisory fee (Note 3)	645,167
Administrative fee (Note 3)	64,652
Interest payable on line of credit	18,917
Directors’ fees	5,792
Accrued expenses	151,818

Total liabilities	265,305,449

NET ASSETS APPLICABLE TO COMMON STOCK	$828,814,796

CAPITAL:
Common stock ($0.001 par value per share; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	703,758,587
Distributions in excess of net investment income	(12,265,982)
Accumulated net realized loss on investments	(31,608,105)
Net unrealized appreciation on investments, foreign currency translation, and written options	168,892,366

Net assets applicable to common stock	$828,814,796

NET ASSET VALUE PER SHARE	$21.85

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2013

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $938,698)	$29,890,728
Interest	10,210
Less return of capital distributions (Note 2)	(8,095,985)

Total investment income	21,804,953

EXPENSES:
Investment advisory fees (Note 3)	4,964,683
Administrative fees (Note 3)	367,512
Interest expense and fees (Note 7)	1,450,251
Accounting agent fees	107,590
Directors’ fees	84,951
Professional fees	79,742
Reports to shareholders	57,803
Registration fees	34,271
Custodian fees	34,195
Transfer agent fees	3,995
Other expenses	23,797

Total expenses	7,208,790
Less expenses reimbursed by investment adviser (Note 3)	(1,241,171)

Net expenses	5,967,619

Net investment income	15,837,334

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	129,954
Net realized loss on foreign currency transactions	(54,576)
Net realized gain on written options	605,521
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	102,727,722
Net change in unrealized appreciation (depreciation) on written options	(1,997,031)

Net realized and unrealized gain	101,411,590

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$117,248,924

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS:	For the six months ended April 30, 2013 (Unaudited)		For the year ended October 31, 2012
FROM OPERATIONS:
Net investment income	$15,837,334		$36,358,711
Net realized gain (loss)	680,899		(32,908,263)
Net change in unrealized appreciation (depreciation)	100,730,691		44,679,922

Net increase in net assets applicable to common stock resulting from operations	117,248,924		48,130,370

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(15,837,334)		(35,266,219)
And in excess of net investment income	(10,713,530)		—
Return of capital	—		(17,796,877)

Decrease in net assets from distributions to shareholders (Note 6)	(26,550,864	)(1)	(53,063,096)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of –0– and 55,189 shares, respectively	—		1,024,389
Offering costs	—		(15,050)

Net increase in net assets derived from capital share transactions	—		1,009,339

Total increase (decrease) in net assets	90,698,060		(3,923,387)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK
Beginning of period	738,116,736		742,040,123

End of period (including distributions in excess of undistributed net investment income of ($12,265,982) and ($1,552,452), respectively)	$828,814,796		$738,116,736

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. The amounts and sources of distributions reported in this statement are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2013

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$22,363,811
Interest received	10,210
Interest paid on borrowings	(1,450,394)
Expenses paid	(4,526,255)
Purchase of investment securities	(175,828,385)
Proceeds from sale of investment securities	178,156,106
Return of capital dividend distributions	8,095,985
Net premiums received for call options written/repurchased	822,440
Net proceeds from foreign currency transactions	(54,576)

Net cash provided by operating activities		$27,588,942
Cash flows provided by (used in) financing activities:
Distributions paid net of dividend reinvestment	(26,550,864)
Net cash provided by (used in) financing activities		(26,550,864)

Net decrease in cash and cash equivalents		1,038,078
Cash and cash equivalents—beginning of period		—

Cash and cash equivalents—end of period		$1,038,078

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$117,248,924
Purchase of investment securities	(177,964,338)
Proceeds from sale of investment securities	178,857,799
Net realized gain on investments	(129,954)
Increase in purchases payable	2,135,953
Return of capital on investments	8,095,985
Increase in written options	216,919
Increase in securities sold receivable	(701,693)
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	(102,727,722)
Net change in unrealized (appreciation) depreciation on written options	1,997,031
Decrease in dividends receivable (value $826,548)	827,651
Increase in reclaims receivable	(258,583)
Decrease in interest payables	(143)
Decrease in expenses payable	(8,887)

Total adjustments		(89,659,982)

Net cash provided by operating activities		$27,588,942

Supplemental disclosure of non-cash financing activity: Dividend reinvestment		$-0-

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2013 (Unaudited)		For the year ended October 31, 2012	For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$19.46		$19.59	$19.07	(2)

Net investment income(3)	0.42		0.96	0.27
Net realized and unrealized gain (loss)	2.67		0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	3.09		1.27	0.87

Distributions on common stock from:
Net investment income	(0.70)		(0.93)	(0.24)
Return of capital	—		(0.47)	(0.11)

Total distributions	(0.70)		(1.40)	(0.35)

Net asset value, end of period	$21.85		$19.46	$19.59

Per share market value, end of period	$20.00		$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses	1.62	%(5)	1.69%	1.52	%(5)
Net operating expenses, without leverage	1.23	%(5)	1.25%	1.20	%(5)
Gross operating expenses	1.96	%(5)	2.03%	1.83	%(5)
Net investment income	4.30	%(5)	4.99%	5.39	%(5)

SUPPLEMENTAL DATA:
Total return on market value(4)	13.11	%(6)	2.22%	(1.40	)%(6)
Total return on net asset value(4)	16.36	%(6)	6.77%	4.70	%(6)
Portfolio turnover rate	9	%(6)	21%	0	%(6)
Asset coverage ratio on borrowings, end of period	419%		384%	385%
Net assets applicable to common stock, end of period (000’s omitted)	$828,815		$738,117	$742,040

(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the periods shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.      Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the- counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price by using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the closing bid price as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. Exchange traded options are valued at closing settlement prices and are classified as Level 1. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are generally classified as Level 2.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange each business day and are categorized as Level 1.

Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2013, the Fund estimated that 96% of the MLP distributions received would be treated as return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for 2011 and 2012 are subject to such review.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income, and partially attributable to return of capital due to investments in MLPs. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) from options written” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: Effective February 20, 2013, with the approval of the Board of Directors, VP Distributors LLC, the Fund’s former Administrator and an indirect, wholly owned subsidiary of Virtus, assigned its rights and obligations under the Administrative Agreement to Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2013, were $84,951.

D.      Affiliated Shareholders: At April 30, 2013, Virtus Partners, Inc. (a subsidiary of Virtus) held 5,700 shares of the Fund, which represent 0.01% of shares of common stock outstanding. These shares may be sold at any time.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013 aggregated $91,826,815 and $94,491,245, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above. During the six months ended April 30, 2013, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the six months ended April 30, 2013 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2012	15,700	$573,052
Options written	25,390	1,032,241
Options closed (premiums paid $209,801)	(2,494)	(242,270)
Options expired	(15,700)	(573,052)
Options exercised	—	—

Options outstanding at April 30, 2013	22,896	$789,971

The average premiums received for call options written during the six months ended April 30, 2013, was ($323,525). The average premiums received amount is calculated based on the average daily premiums received for the six months ended April 30, 2013.

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2013 and for the six months then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$ -0-	Net realized gain on written options	$ 605,521

Liabilities: Written call options at value	(2,283,150)	Net change in unrealized appreciation (depreciation) on written options	(1,997,031)

Net asset (liability) balance	($2,283,150)	Total net realized and unrealized gain (loss)	($1,391,510)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 6. Distributions and Tax Information

At October 31, 2012, the Fund’s most recent fiscal tax year-end, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$925,229,474	$103,992,292	($33,954,895)	$70,037,397
Written options	(573,052)	503,852	0	503,852

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is attributable to investments in Passive Foreign Investment Companies and MLP earnings and basis adjustments.

The tax character of distributions paid during the year ended October 31 was as follows:

2012
Distributions paid from:
Ordinary income	$35,266,219
Return of capital	17,796,877

Total distributions	$53,063,096

The tax character of the distributions paid in 2013 will be determined at the Fund’s fiscal year end October 31, 2013.

At October 31, 2012, the Fund had short-term capital loss carryovers of $31,140,834 not subject to expiration.

Note 7. Borrowings

On August 24, 2011, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total commitment fees paid and accrued for the six months ended April 30, 2013, were $60,334 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2013, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 1.06%, respectively. At April 30, 2013, the Fund had outstanding borrowings of $260,000,000 at a rate of 1.06% for a one-month term.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2013

(Unaudited)

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and will add the required disclosures when adopted.

Note 11. Subsequent Events

On May 9, 2013, the Fund announced a dividend of $0.35 per share of common stock payable on June 28, 2013 to the common shareholders of record on June 17, 2013.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, other than the events described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 9, 2013. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year 2016 or until their successors are duly elected and qualified:
Robert J. Genetski	33,298,078	789,331
Philip R. McLoughlin	31,317,580	769,829
Nathan I. Partain	33,379,410	707,999

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard, and David J. Vitale.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement for a one-year term ending April 30, 2014.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund since the Fund’s inception in 2011, measured against two benchmarks: the

Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, as investing in the same sector as the Fund) and a composite of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices. The Contracts Committee noted that the Fund had outperformed both benchmarks since inception.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other equity funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Lipper expense group; but (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Lipper, was below the median both on the basis of assets attributable to common stock and on a total asset basis. The Committee also considered the Adviser’s willingness to agree contractually to reimburse the Fund for certain expenses—in effect offsetting a portion of the advisory fee—during the first six years of the Fund’s operations (see Note 3 to Financial Statements above).

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver, but that upon the expiration of the fee waiver, it might be appropriate for the Fund to seek a fee breakpoint at higher asset levels. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks above the median. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2014. On February 19, 2013, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2014.

Board of Directors

DAVID J. VITALE

Chairman

NANCY LAMPTON

Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

WILLIAM J. RENAHAN

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Item 2. Code of Ethics.

Not required as this is not an annual filing.

Item 3. Audit Committee Financial Expert.

Not required as this is not an annual filing.

Item 4. Principal Accountant Fees and Services.

Not required as this is not an annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required as this is not an annual filing.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

            Companies.

Not required as this is not an annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not required as this is not an annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated April 4, 2013) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date	June 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date	June 18, 2013

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary (Principal Financial Officer)

Date	June 18, 2013